As filed with the Securities and Exchange Commission on December 15, 2017
Securities Act File No. 2-63023
Investment Company Act File No. 811-02884

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

x    REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
¨    Pre-Effective Amendment No.
x    Post-Effective Amendment No. 53

x    REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
x    Amendment No. 53

BARRETT OPPORTUNITY FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

90 PARK AVENUE,
NEW YORK, NEW YORK 10016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 983-5080

PETER SHRIVER
90 PARK AVENUE
NEW YORK, NEW YORK 10016
(NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)

COPIES TO:
SARAH E. COGAN, ESQ.
SIMPSON THACHER & BARTLETT LLP
425 LEXINGTON AVENUE
NEW YORK, NEW YORK 10017

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on January 1, 2018 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 53 to the Registration Statement of Barrett Opportunity Fund is being filed to add the audited financial statements and certain related financial information for the fiscal year ended August 31, 2017.

BARRETT OPPORTUNITY FUND, INC.

PROSPECTUS

January 1, 2018

Ticker Symbol: SAOPX

The Securities and Exchange Commission has not approved or
disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

BARRETT OPPORTUNITY FUND, INC.

PROSPECTUS

January 1, 2018

Investment Objectives

Barrett Opportunity Fund, Inc. (the “Fund”) seeks to achieve above average long-term capital appreciation.  Current income is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.52%
Total Annual Fund Operating Expenses	1.22%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

Portfolio turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may generate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment objectives are not fundamental and may be changed by the Board of Directors upon 60 days’ written notice to holders of the Fund’s common shares.

The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

The Fund may also invest without limit in fixed-income securities (including up to 5% of its net assets in fixed-income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories (i.e., below investment grade securities, commonly referred to as “junk bonds”)) or unrated securities determined by the Adviser (as defined below) to be of equivalent quality.

The Fund is non-diversified.
Principal Risks

Risk is inherent in all investing.  There is no assurance that the Fund will meet its investment objectives.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.  The following is a summary description of certain risks of investing in the Fund.

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Stock market and equity securities risk.  The securities markets are volatile and the market prices of the Fund’s securities may decline generally.  Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, which are difficult to predict accurately.  If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Issuer risk.  The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to events such as (but not limited to) disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.  The Fund may experience a substantial or complete loss on an individual security.  Historically, the prices of securities of small- and medium-capitalization companies have generally gone up or down more than those of large capitalization companies because, among other things, small- and mid-capitalization companies may be more sensitive to changing economic conditions and tend to be less established than large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Liquidity risk.  Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Foreign investments risk.  The Fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers.  Foreign countries in which the Fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability.  In some foreign countries, less information is available about issuers and markets because of less rigorous accounting, legal and regulatory standards than in the United States.  Currency fluctuations could erase investment gains or add to investment losses.  Income earned on foreign securities may be subject to foreign withholding taxes.

Portfolio selection risk.  The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Value investing risk.  The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.  Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.  Accordingly, the Fund’s performance may be disproportionately affected by the poor performance of a certain industry.

Non-diversification risk. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.  To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” under “Fees and Expenses of the Fund” for a variety of reasons.  For example, expense ratios may be higher than those shown if average net assets decrease.  Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.  Additionally, a higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.

Net unrealized appreciation.  The Fund currently has a substantial amount of net unrealized appreciation.  At November 30, 2017, the amount of the net unrealized appreciation was $54,782,700, representing approximately 82.03% of the Fund’s net assets.  The Adviser no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain.  Subject to market conditions and Fund performance, the Adviser anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years.  If these long-term capital gains are realized as anticipated, this will result in the Fund’s annual distributions of net capital gains and, accordingly, will generally result in taxable distributions to shareholders (other than certain shareholders that are exempt from tax on such income).  Under normal market conditions, the Adviser currently expects that no more than 15% of the total amount of the Fund’s current built-in long-term capital gains will be realized in any one year.  See “Dividends, Distributions and Taxes.”

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These risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (the “SAI”).

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows the average annual total returns of the Fund for 1, 5, and 10 years and also compares the Fund’s performance with the average annual total returns of an index or other benchmark.  Updated performance information is available by calling the Fund at 877-363-6333.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Returns (before taxes)

The Fund’s calendar year-to-date return as of September 30, 2017 was 16.83%.  During the period shown in the bar chart, the best performance for a quarter was 15.98% (for the quarter ended September 30, 2009) and the worst performance was -25.66% (for the quarter ended December 31, 2008).

Average Annual Total Returns (for Periods Ended December 31, 2016)

	1 Year	5 Years	10 Years
Return before taxes	17.46%	11.21%	2.88%
Return after taxes on distributions	11.57%	8.19%	0.75%
Return after taxes on distributions and sale of Fund shares	14.76%	8.79%	2.10%
S&P 500® Index
(reflects no deductions for fees, expenses, or taxes)	11.96%	14.66%	6.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits the investor.

Management

Investment adviser: Barrett Asset Management, LLC (“Barrett Asset Management” or the “Adviser”).

Portfolio managers: Robert J. Milnamow, President and Chief Investment Officer, joined the Adviser in 2003.  Mr. Milnamow has served as a portfolio manager of the Fund since 2006.  E. Wells Beck, CFA, Managing Director and Director of Research, joined the Adviser in 2006.  Mr. Beck has served as a portfolio manager of the Fund since April 2010.  John G. Youngman, Managing Director, joined the Adviser in 2010.  Mr. Youngman has served as the Chief Financial Officer and Treasurer of the Fund since 2011 and as portfolio manager of the Fund since February 2016.

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Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (the “NYSE”) is open, at the Fund’s net asset value determined after receipt of your request in good order.

For more information about how to purchase or redeem shares, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund at 877-363-6333 or by mail (Barrett Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)).

Investment Minimums for Initial/Additional Investments

The Fund’s initial and subsequent investment minimums generally are as follows:

General	$1,000/$50
IRAs	$ 250/NA
SEP IRAs	$ 250/NA
Systematic Investment Plans	$ 50/$50

Your financial intermediary may impose different investment minimums.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or long-term capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

The Fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of Fund shares and related services.  These payments create a conflict of interest by influencing your broker/dealer or other financial intermediary, or its employees or associated persons, to recommend the Fund over another investment.  Ask your broker/dealer or visit your financial intermediary’s website for more information.

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More on the Fund’s Investment Objectives, Investment Strategies, Risks and Portfolio Holdings

The Fund seeks to achieve above average long-term capital appreciation.  Current income is a secondary objective.  The Fund’s investment objectives and investment strategies are not fundamental and may be changed by the Board of Directors (the “Board”) without shareholder approval upon 60 days’ written notice.

The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

The Fund may invest without limit in securities of issuers located in the United States, as well as other securities that are publicly traded in the United States, including sponsored American Depositary Receipts.

The Fund may also invest up to 5% of its net assets in foreign securities that are not publicly traded in the United States.

The Fund may also invest without limit in fixed-income securities (including up to 5% of its net assets in fixed-income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories (i.e., below investment grade securities, commonly referred to as “junk bonds”)) or unrated securities determined by the Adviser to be of equivalent quality or hold assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments, for temporary defensive purposes due to economic or market conditions.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.

Cash Management

The Fund may hold cash pending investment, and may invest in money market instruments for cash management purposes.  The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Equity Investments

Subject to its particular investment policies, the Fund may invest in all types of equity securities.  Equity securities include exchange-traded and over-the-counter (“OTC”) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Borrowing

The Fund may borrow money from banks for either investment or temporary purposes.  Borrowings (excluding borrowings for temporary purposes) may be secured by up to 33 1/3% of the value of the Fund’s total assets.  The Fund may borrow an additional amount of up to 5% of the Fund’s total assets for temporary purposes.

Securities Lending

The Fund may lend portfolio securities representing up to 10% of the value of its total assets in order to increase its net investment income.  The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned.

Derivatives and Hedging Techniques

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, currencies, reference rates or indexes.  The Fund may engage in a variety of transactions using derivatives, such as options on securities and securities indexes.  Derivatives may be used by the Fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the Fund’s portfolio
•	As a substitute for buying or selling securities
•	To enhance the Fund’s return
•	As a cash flow management technique

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A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies, reference rates, commodities or indexes.  When the Fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations.  Such segregation is not a hedging technique and will not limit the Fund’s exposure to loss.  The Fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the Fund’s derivative exposure.  If such segregated assets represent a large portion of the Fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the Fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Should the Fund invest in derivatives, the Fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of Fund assets, take into account the market value of the Fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Repurchase Agreements

The Fund may enter into repurchase agreements for cash management purposes.  A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.  The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, based on guidelines established by the Fund’s Board, are deemed creditworthy.  The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price.

Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations.  Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Investments

The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI.  However, the Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI.

Selection Process

The Adviser emphasizes individual security selection while varying the Fund’s investments across industries, which may help to reduce risk.  While the Adviser evaluates companies of all sizes, as a principal investment strategy, the Fund intends to invest primarily in companies with large- and mid-capitalizations (normally, $1 billion in market capitalization and above).  The Adviser seeks to identify those companies whose securities are undervalued based on the Adviser’s judgment of the company’s sustainable earnings growth.  The Adviser employs fundamental analysis to analyze each company in detail, ranking the management, strategy and competitive market position.

In selecting individual companies for investment, the Adviser considers how the following would affect a company’s earnings, the market price of its shares and the market’s evaluation of the company’s future earnings:

•	Changes in management, policies, corporate control or capitalization
•	Changes in technology, marketing or production, the development of new products or services or the demand for existing products or services
•	The effect of recent and anticipated capital expenditures
•	The effect of social, economic, political, legal and international developments

More on Risks of Investing in the Fund

Stock market and equity securities risk.  Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, which are difficult to predict accurately.  The value of a particular security may decline due to factors that affect a particular industry or industries, such as (but not limited to) an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Issuer risk.  The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of a company’s stock may deteriorate because of a variety of factors, including, but not limited to, disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Large capitalization company risk. Historically, the prices of securities of small- and medium-capitalization companies have generally fluctuated more than those of large capitalization companies because, among other things, small- and mid-capitalization companies may be more sensitive to changing economic conditions and tend to be less established, however, large capitalization companies may fall out of favor with investors.

Small- and medium-capitalization company risk.  The Fund will be exposed to additional risks as a result of its investments in the securities of small- and medium-capitalization companies.  Small- and medium-capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group.  The prices of securities of small- and medium-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.  Securities of small- and medium-capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio manager believes appropriate and may offer greater potential for losses.

Liquidity risk.  Liquidity risk exists when particular investments are difficult to sell.  Although most of the Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil.  When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.  In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or achieve its objectives.

Foreign investments risk.  The Fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the Fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property.  In some foreign countries, less information is available about issuers and markets because of less rigorous accounting, legal and regulatory standards than in the United States.  Foreign withholdings may reduce the Fund’s returns.  Currency fluctuations could erase investment gains or add to investment losses.

The risks described above of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Generally, American Depositary Receipts (“ADRs”), in registered form, are denominated in U.S. dollars and are designed for use in the domestic market.  Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities.  For purposes of the Fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them.  ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States.  Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs.  Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly (as described above).

REIT Risk.  REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans.  Investment in REITs carry with it many of the risks associated with direct ownership of real estate, including, but not limited to, declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.  A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or could fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended.  The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

High yield or “junk bond” risk.  Fixed-income securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities.  Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.  Investing in these securities subjects the Fund to increased price sensitivity to changing interest rates; greater risk of loss because of default or declining credit quality or an issuer’s inability to make interest and/or principal payments due to adverse company specific events.  Junk bonds are also subject to the risk of negative perceptions of the high yield market depressing the price and liquidity of high yield securities.  These negative perceptions could last for significant periods of time.

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Portfolio selection risk.  The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Value investing risk.  The value approach to investing involves the risk that value stocks may remain undervalued.  Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks.  Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.  Accordingly, the Fund’s performance may be disproportionately affected by the poor performance of a certain industry.

Non-diversification risk.  The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund.  To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Cash management and defensive investing risk.  The value of the investments held by the Fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments.  If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.  If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

Borrowing risk. Certain borrowings may create an opportunity for increased return but, at the same time, create special risks.  For example, borrowing may exaggerate changes in the net asset value of the portfolio’s shares and in the return on the Fund’s securities holdings.  The Fund may be required to liquidate fund securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. Interest on any borrowing will be a Fund expense and will reduce the value of the Fund’s shares.

Securities lending risk.  Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.  The Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Derivatives risk.  Using derivatives, especially for non-hedging purposes, may involve greater risks to the Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated.  Certain derivatives transactions may have a leveraging effect on the Fund.  Even a small investment in derivative contracts can have a significant impact on the Fund’s stock market, interest rate or currency exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, interest rates or currency rates are changing.  The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings.  Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period.  Holdings of derivatives also can make the Fund less liquid and harder to value, especially in declining markets.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

The impact of recent legislation calling for new regulation of the derivatives markets is not yet known and may not be known for some time.  Any new regulation could increase the risks of investing in derivative instruments.

Repurchase agreements risk.  Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.

Valuation risk.  Many factors may influence the price at which the Fund could sell any particular portfolio investment.  The sales price may well differ — higher or lower — from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies.  Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.  The value of foreign securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.

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Portfolio turnover risk.  While the Fund has traditionally had very low portfolio turnover, there can be no assurance that this will be the case in the future.  In addition, because the Adviser no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain, the Fund’s portfolio turnover rate may increase moderately in the future.  Frequent trading increases transaction costs (including brokerage expenses), which could detract from the Fund’s performance.

General market risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility in recent years.  Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company.  As a result of this volatility, many of the following risks associated with an investment in the Fund may be increased.  Continuing market problems may have adverse effects on the Fund.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred to prevent any cyber incidents in the future.  While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.  As a result, the Fund and its shareholders could be negatively impacted.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective.  More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports are available by contacting Barrett Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 877-363-6333.  Form N-Q is also available on the SEC’s website at www.sec.gov.

More on Fund Management

Adviser

The Fund’s investment adviser, Barrett Asset Management, LLC (“Barrett Asset Management” or the “Adviser”), located at 90 Park Avenue, 34th Floor, New York, New York 10016, selects the Fund’s investments and oversees its operations.  Barrett Asset Management is the successor firm to Barrett Associates, Inc. (“Barrett Associates”), which served as the Fund’s investment manager from 2006 to April 2011.  As of August 31, 2017, Barrett Asset Management managed approximately $1.71 billion of client assets.

Portfolio Managers

Robert J. Milnamow, E. Wells Beck, CFA, and John G. Youngman of Barrett Asset Management are responsible for the day-to-day management of the Fund.

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Mr. Milnamow is the President and Chief Investment Officer of Barrett Asset Management.  Mr. Milnamow holds a B.A. from Pennsylvania State University and an M.B.A. from New York University.  Mr. Milnamow joined Barrett Associates, Barrett Asset Management’s predecessor firm, in 2003, and, in addition to his research and portfolio management responsibilities, he assists in the generation of new business.  Prior to joining Barrett Associates, Mr. Milnamow was Managing Member at Thayer Pond Capital, LLC from 2001-2003.  Mr. Milnamow was a research analyst and portfolio manager for Rockefeller & Co., where he was responsible for managing individual high net worth, foundation and endowment accounts from 1998-2001.  From 1989 to 1995, he was a research analyst and portfolio manager for Phoenix Securities Group, where he managed the Phoenix Total Return Fund and the Phoenix Variable Annuity Total Return Fund, and from 1995 to 1998, for Oppenheimer Funds where he managed the Main Street Income and Growth Fund.

Mr. Beck is a Managing Director of Barrett Asset Management.  Mr. Beck is a graduate of Princeton University and received his M.B.A. from New York University.  Mr. Beck joined Barrett Associates, Barrett Asset Management’s predecessor firm, in 2006.  He was previously an analyst and portfolio manager at Haven Capital Management in New York from 2001 to 2006.  From 2000 to 2001, Mr. Beck was a sell-side analyst in the research department of Prudential Securities covering a number of areas, including financial services.  He also has investment experience from positions he held at HSBC Investment Banking PLC in 1998 and Oppenheimer Capital International from 1994 to 1997.

Mr. Youngman is a Managing Director of Barrett Asset Management.  Mr. Youngman is a graduate of Middlebury College, where he received a B.A. in English with a concentration in Economics and Investments.  He began his career in 1991 as a Registered Representative at Kidder, Peabody & Co., where he spent four years working with and providing investment advice to high-net worth individuals, families, and institutions.  Mr. Youngman joined Barrett Associates, Barrett Asset Management’s predecessor firm, in the spring of 2010.  Prior to joining Barrett, he was a Managing Director and CFO at Griffin Asset Management, where over a fifteen year period he developed his reputation as a financial problem solver.  Mr. Youngman is a former Director of Composite Materials, LLC.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any Fund shares held by the portfolio managers.

Advisory Fee

Under the investment advisory agreement, the Fund pays Barrett Asset Management an advisory fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.675%
Nest $3 billion	0.650%
Next $5 billion	0.625%
Over $10 billion	0.600%

For the fiscal year ended August 31, 2017, the advisory fee totaled $423,988, or 0.70% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Barrett Asset Management is available in the Fund’s annual report for the fiscal year ended August 31, 2017.

Distributor

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”) located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.  The Distributor is not obligated to sell any certain number of shares of the Fund.  The Distributor, and the Fund’s administrator and custodian, are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

The Adviser may make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of its profits and other available sources, including profits from its relationship with the Fund.  These payments are not reflected as additional expenses in the fee table contained under “Fees and Expenses of the Fund” in this Prospectus.  The recipients of these payments may include the Distributor and affiliates of the Distributor, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund, including your financial intermediary.  The total amount of these payments may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.  The payments described in this paragraph are often referred to as “revenue sharing payments.”

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Revenue sharing payments are separately negotiated.  Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you.  Contact your financial intermediary for details about revenue sharing payments it receives or may receive.  Revenue sharing payments also benefit the Adviser, the Distributor and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

Transfer Agent and Shareholder Servicing Agent

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) serves as the Fund’s transfer agent and shareholder servicing agent.  The Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund.

Buying Shares

General
•	Shares may be purchased at net asset value without a sales charge.
•
The minimum initial investment is $1,000 and subsequent investments require a minimum of $50.  For IRAs and Self-Employed Retirement Plans, the minimum initial investment is $250.  In addition, an account can be established with a minimum of $50 if such account will be receiving regular periodic investments through a systematic investment plan, as described below.

Through a Service Agent
You may buy shares from brokers, dealers, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell Fund shares (each called a “Service Agent”).  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.  You must provide the following information for your order to be processed:

•	Name of Fund
•	Dollar amount or number of shares being bought
•	Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the Fund
•	Write to the Fund at the following address:

Regular Mail	Overnight or Express Mail
Barrett Opportunity Fund	Barrett Opportunity Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application, available upon request from the Fund at the number below.
•	Specify the name of the Fund you wish to purchase and your account number (if existing account).

For more information, please call the Fund at 877-363-6333.

The Fund and the Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks or any conditional order or payment.

The Transfer Agent will charge a fee, which is currently $25.00, against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

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Investing by telephone
Telephone purchase privileges are automatically provided unless you specifically decline the option on your Account Application.  If your account is open for at least 15 days, you may purchase additional shares by calling the Fund toll free at 877-363-6333.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $50.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the price determined on the day your order is placed.

Through an Automatic Investment Plan
Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, quarterly or annual basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at 877-363-6333 for any additional information.  Any request to change or terminate your AIP should be submitted to the Transfer Agent five (5) days prior to the effective date.

Buying shares by wire
If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application.  You may mail or overnight deliver your account application to the Transfer Agent.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Prior to sending any wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Barrett Opportunity Fund)
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For more information, please contact your Service Agent, the Fund or consult the SAI.

Redeeming Shares

Generally
Contact your Service Agent or, if you hold shares directly with the Fund, contact the Fund at 877-363-6333, to redeem shares of the Fund.

Redemptions are priced at the net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent on the business day after your request is received in good order but in any event within seven (7) days.  Your redemption proceeds may be delayed for up to ten (10) calendar days if your purchase was made by check or ACH.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

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You may receive proceeds of your sale in a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-stablished bank account.  The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days.  Please note that wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests.  The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.  These redemption methods will be used regularly and may also be used in stressed market conditions.

The Fund reserves the right to redeem in kind as described below.  Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind may be used in circumstances as described above, and may also be used in stressed market conditions.  The Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

The Fund reserves the right to pay redemption proceeds by giving you securities.  You may pay transaction costs to dispose of the securities.

Shareholders who hold their shares through an IRA or other retirement account must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 877-363-6333.  Investors will be asked whether or not to withhold taxes from any distribution.

Redemption requests of $50,000 or less do not require a signature guarantee.

By mail
For accounts held directly at the Fund, send written requests to the Fund at the following address:

Regular Mail	Overnight or Express Mail
Barrett Opportunity Fund	Barrett Opportunity Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Your written request must provide the following:

•	The Fund name and your account number.
•	The dollar amount or number of shares to be redeemed.
•	Signatures of each owner exactly as the account is registered.
•	Signature guarantees, as applicable.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.

By telephone
Telephone redemption privileges are automatically provided unless you specifically decline the option on your account application.  You may redeem shares up to $50,000 on any business day the NYSE is open by calling the Transfer Agent at 877-363-6333 before 4:00 p.m. Eastern Time.  A signature verification from a Signature Validation program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges.  Redemption proceeds will be mailed to you by check on the next business day.  Redemption proceeds may also be sent to your designated bank account via wire or electronic funds transfer through the ACH network.

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Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Systematic Withdrawal Plans
You may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 ($5,000 for retirement plan accounts) and each payment should be a minimum of $50.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  The SWP may be terminated at any time by the Fund.  You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five (5) days in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

For more information, please contact your Service Agent, the Fund or consult the SAI.

Signature Guarantees
The Transfer Agent may require a signature guarantee for certain redemption requests.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	If ownership is being transferred on your account.
•	When redemption proceeds are payable or sent to any person, address or bank account not on record.
•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days. or
•	For all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.  The Fund reserves the right to waive any signature guarantee requirement at its discretion.

Frequent Trading of Fund Shares
The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board, when the adviser determines current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund will apply all restrictions uniformly in all applicable cases.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request) in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the adviser to be harmful to the Fund) and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

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The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Service Agents that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Service Agents as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Service Agents pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Service Agents are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to them from Service Agents and cannot ensure whether they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed or omnibus accounts may be limited.

Other Things to Know About Buying and Redeeming Shares

When you buy or redeem shares, your request must be in good order.  For purchases and redemptions made through the Transfer Agent, “good order” means you have provided the following information, without which your request may not be processed:

•	Name of the Fund.
•	Your account number.
•	Dollar amount or number of shares being bought or redeemed.
•	Signature of each owner exactly as the account is registered.

For information about your financial intermediary’s requirements for purchases and redemptions in good order, please contact your financial intermediary.

The Fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts.  U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the Fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption orders by telephone.  In that case, shareholders should consider using the Fund’s other redemption procedures described under “Redeeming shares.”  The Fund is not responsible for delays due to communications or transmission outages.

The Fund’s Transfer Agent will employ reasonable procedures to confirm that any redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time.  If these procedures are followed, neither the Fund nor its agents will bear any liability for such transactions.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

The Fund has the right to:

•	Suspend the offering of shares.
•	Waive or change minimum and additional investment amounts.
•	Reject any purchase order.
•	Suspend telephone transactions.
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC.
•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

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The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment manager, who provides services to the Fund.  Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

This Prospectus and SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund.  The Fund may make changes to this information from time to time.  Neither this Prospectus nor SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any right conferred explicitly by federal or state securities laws that may not be waived.

Anti-Money Laundering

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address.  Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 877-363-6333 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Small Account Balances/Mandatory Redemptions

If at any time the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent.  In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level.  If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds.  The Fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption or implement fees for small accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, please contact your Service Agent, the Fund or consult the SAI.

Redemptions In-Kind

The Fund reserves the right to pay redemption proceeds by giving you securities.  You may pay transaction costs to dispose of the securities.  You will bear the risks associated with owning the securities, including the risk that the market price of the securities will go down, until you dispose of the securities.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash.  These securities redeemed in-kind remain subject to general market risks until sold.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions paid in cash.  In addition, sales of such in-kind securities may generate taxable gains.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 877-363-6333 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll-free at 877-363-6333 at least annually to ensure your account remains in active status.

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If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

IRA Accounts

IRA accounts will be charged a $15.00 annual maintenance fee.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record.  In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions.  If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Dividends, Distributions and Taxes

Dividends and distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent at 877-363-6333 in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five (5) or more calendar days after the Transfer Agent has received the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six (6) months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions.

Taxes
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.

The following discussion is very general.  Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, redeeming shares and receiving distributions (whether in cash or additional shares) are all taxable events.  The following table summarizes the federal income tax consequences to you of certain transactions related to the Fund.

Transaction	Federal income tax status

Redemption of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income,” as discussed below)

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Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income.  Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares.  Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are currently taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund and are reported as such by the Fund.  “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations provided the Fund satisfies certain holding period and other requirements.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares.  You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.  In particular, as discussed earlier in this Prospectus, the Fund currently has a substantial amount of net unrealized appreciation.

The Adviser no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain.  Subject to market conditions and Fund performance, the Adviser anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years.  If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, will generally result in taxable distributions to shareholders (other than certain shareholders that are exempt from tax on such income).  Under normal market conditions, the Adviser currently expects that no more than 15% of the total amount of the Fund’s current built-in long-term capital gains will be realized in any one year.

After the end of each year, your Service Agent or the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year.  If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of a portion of your distributions, dividends and redemption proceeds.  Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons.  If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

Share Price

You may buy or redeem shares at their net asset value next determined after receipt by your Service Agent or the Transfer Agent of your request in good order.  The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding.  The Fund calculates its net asset value every day the NYSE is open.  These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time).  If the NYSE closes early, the Fund calculates its net asset value as of the actual closing time.  The NYSE is typically closed on certain holidays listed in the SAI.  However, the NYSE may modify its holiday schedule or hours of operation at any time.

The Board has approved procedures to be used to value the Fund’s securities and other assets for the purposes of determining the Fund’s net asset value.  The valuation of the Fund’s assets is generally determined in good faith in accordance with these procedures.  The Board has delegated most valuation functions for the Fund to the Adviser.  The procedures adopted by the Board cover types of assets in addition to those described below.

For equity securities and certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.  If a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the Adviser to be the primary exchange.  In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the Fund’s Board that use a variety of techniques and methodologies.

The market price for certain derivative securities is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments.  Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.
The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE.  The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade.  When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time).

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If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the Adviser to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security.  When such prices or quotations are not available, or when the Adviser believes that they are unreliable, the Adviser may price securities using fair value procedures approved by the Board.  The Board retains ultimate responsibility for the valuation process. Because the Fund may invest in securities of issuers located in emerging markets and small-cap stocks — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the Fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded.  The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.  The Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the amount that the Fund could expect to receive for these securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities.  The valuation determined under the fair value procedures represent the amount determined in good faith that the Fund might reasonably expect to receive upon the current sale of a security.  However, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.  Therefore, investors who purchase or redeem Fund shares on days when the Fund is holding fair valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair valued the security or had used a different methodology.

The Fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the Fund does not price its shares.  Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the Transfer Agent before the NYSE closes on that day.  If the NYSE closes early on that day, you must place your order prior to the actual closing time.
It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the Transfer Agent on a timely basis.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five (5) years.  Certain information reflects financial information for a single Fund share.  Total investment return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions.  This information has been derived from the Fund’s financial statements and financial highlights, which have been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the financial statements of the Fund, is included in the Fund’s annual report to shareholders.  For a share of capital stock outstanding throughout each fiscal year ended August 31:

	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$31.14	$31.52	$36.34	$33.53	$31.65

Income (loss) from investment operations:
Net investment income	0.23	0.33	0.29	0.38	0.48
Net realized and unrealized gain (loss) on investments	5.31	2.57	(1.40)	5.38	4.98
Total from investment operations	5.54	2.90	(1.11)	5.76	5.46

Less distributions:
Net investment income	(0.33)	(0.28)	(0.41)	(0.30)	(0.56)
Net realized gain on investments	(6.73)	(3.00)	(3.30)	(2.65)	(3.02)
Total distributions	(7.06)	(3.28)	(3.71)	(2.95)	(3.58)

Net asset value, end of period	$29.62	$31.14	$31.52	$36.34	$33.53

Total return(1)	20.49%	10.45%	(3.27)%	18.06%	18.51%

Supplemental data and ratios:
Net assets, end of period (000,000’s)	$63	$60	$59	$68	$64
Ratio of net expenses to average net assets	1.22%	1.27%	1.17%	1.16%	1.19%
Ratio of net investment income to average net assets	0.78%	1.11%	0.84%	1.07%	1.38%
Portfolio turnover rate	1%	6%	2%	1%	0%

(1)	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of these arrangements, total returns would have been lower.

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Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
Social Security Number, name, address, telephone number, e-mail address, risk tolerance, tax information, brokerage accounts and account holdings and balances, financial and family background, security transactions and investment objectives, net worth, income, and fee payment history.

How?
All financial companies need to share client personal information to run their everyday business. In the section below, we list the reasons financial companies can share their client personal information, the reasons Barrett Asset Management, LLC (“Barrett”) chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Barrett share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes— to offer our products and services to you	YES	NO
For joint marketing with other financial companies	NO	N/A
For our affiliates’ everyday business purposes— information about your transactions and experiences	N/A	N/A
For our affiliates’ everyday business purposes— information about your creditworthiness	N/A	N/A
For non-affiliates to market to you	NO	N/A

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Who we are
Who is providing this notice?	Barrett Asset Management, LLC

What we do
How does Barrett protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We restrict access to your non-public information to those employees and vendors who need to know that information to service your account.

How does Barrett collect my personal information?
We collect your personal information, for example, when you:
Fill out an account application, sign our advisory agreement, open a brokerage/custodial account, communicate with us, purchase or sell securities, deposit or withdraw funds, provide or update your investment profile, instruct your broker, custodian or bank to forward your statements to us or grant us access to your information, instruct members of your family or other professionals such as accountants or attorneys to share your information with us.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes
• information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. Barrett does not have any affiliates.
Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Barrett will not share your information with any non-affiliates unless such sharing is necessary to service your account or is required by law.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Barrett has not entered into any joint marketing agreements.
Other important information
Barrett considers the protection of your privacy to be an issue of utmost importance and holds all personal information provided to our firm in the strictest confidence.  We reserve the right to change or update this policy. We will send all existing clients an updated Privacy Notice on an annual basis.

Barrett Opportunity Fund, Inc.

[This page is not part of the Prospectus]

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BARRETT OPPORTUNITY FUND, INC.
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

DIRECTORS
Barry Handel, CPA
David H. Kochman, Chairperson
Rosalind A. Kochman
William Morris, Jr., CPA

INVESTMENT MANAGER
Barrett Asset Management, LLC
90 Park Avenue, 34th Floor
New York, NY 10016

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

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BARRETT OPPORTUNITY FUND, INC.

You may visit the Fund’s website at www.barrettasset.com/funds/opportunity/overview.html for a free copy of the prospectus, the statement of additional information (“SAI”) or an annual or semi-annual report, or to request other information.

Shareholder reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund sends only one report to a household if more than one account has the same address.  Contact your Service Agent or the Fund if you do not want this policy to apply to you.

Statement of additional information

The SAI provides more detailed information about the Fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the Fund or obtain shareholder reports (such as the Fund’s annual and semi-annual reports to shareholders), a Prospectus or the SAI (without charge) by contacting your Service Agent or the Fund at 877-363-6333, by writing to the Fund at the address below or by visiting the Fund’s website at the address above.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov.  Copies of this information may be obtained for a duplication fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information.  Neither the Fund nor the distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act
File No. 811-02884)
BAR01 12/17

Barrett Opportunity Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

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BARRETT OPPORTUNITY FUND, INC.
A No-Load Mutual Fund
(SAOPX)
P.O. Box 701, Milwaukee, WI 53201-0701

1-877-363-6333

STATEMENT OF ADDITIONAL INFORMATION

Barrett Opportunity Fund, Inc. (the “Fund”) is an open-end, no-load, non-diversified management investment company.  The Fund seeks to achieve above average long-term capital appreciation.  Current income is a secondary objective.  There can be no assurance that the Fund will achieve its investment objectives.

This Statement of Additional Information (the “SAI”) provides general information about the Fund.  This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus dated January 1, 2018 (the “Prospectus”), as supplemented and amended from time to time which is incorporated herein by reference.  The Fund’s audited financial statements for the fiscal year ended August 31, 2017 are incorporated herein by reference from the Fund’s 2017 Annual Report to Shareholders.  To obtain a free copy of the Prospectus and/or the Fund’s 2017 Annual Report to Shareholders, please write or call the Fund at the address or telephone number above, or visit the Fund’s website at www.barrettasset.com/funds/opportunity/overview.html.

January 1, 2018

Table of Contents

THE FUND	1
INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS	1
INVESTMENT RESTRICTIONS AND LIMITATIONS	4
MANAGEMENT	6
ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT	14
PORTFOLIO MANAGER DISCLOSURE	15
PORTFOLIO TRANSACTIONS	16
DISCLOSURE OF PORTFOLIO HOLDINGS	17
DETERMINATION OF NET ASSET VALUE	18
PURCHASE OF SHARES	18
REDEMPTION OF SHARES	19
FEDERAL INCOME TAXES	20
DIVIDENDS AND DISTRIBUTIONS	23
COST BASIS REPORTING	23
ANNUAL AND SEMI-ANNUAL REPORTS	24
CAPITAL STOCK	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
COUNSEL	24
FINANCIAL STATEMENTS	24

THE FUND

Barrett Opportunity Fund, Inc. (the “Fund”) is an open-end, non-diversified investment company incorporated in Maryland on October 13, 1978.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following information supplements the discussion of the investment policies of the Fund found under “Investment Objectives,” “Principal Investment Strategies,” “Principal Risks,” “Performance” and “More on the Fund’s Investment Strategies, Investment and Risks” in the Prospectus.

The Fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures.  When management deems it appropriate, the Fund may also invest without limitation in fixed-income securities or hold assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments, for temporary defensive purposes due to economic or market conditions. Investment grade debt securities are debt securities rated BBB or better by S&P Global Ratings (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, securities deemed by Barrett Asset Management, LLC (“Barrett Asset Management” or the “Adviser”), the Fund’s investment adviser, to be of comparable quality.  Debt securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal, while debt securities rated Baa by Moody’s are regarded by Moody’s as medium grade obligations and as having speculative characteristics.  Investments in such fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds trading at a substantial discount.

Securities Lending

Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board of Directors of the Fund (the “Board”).  The Fund will not lend portfolio securities to affiliates of the Adviser unless it has applied for and received specific authority to do so from the SEC.  From time to time, the Fund may pay to the borrower and/or a third party which is unaffiliated with the Fund or the Adviser and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned.  Although the borrower will generally be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains.

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the Fund lends its portfolio securities: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower.  However, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  The Fund could also lose money if it’s short-term investment of the cash collateral declines in value over the period of the loan.  Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Put and Call Options

The Fund may purchase and write put and call options on securities and securities indices, provided such options are traded on a national securities exchange and provided further that the value of options held and the value of positions underlying options written do not exceed 10% of the Fund’s total assets.  A put option gives the holder the right to sell to the writer, and a call option gives the holder the right to buy from the writer, the number of shares of the underlying security covered by the option at a stated exercise price on or before a stated expiration date.  Puts and calls with respect to a limited number of securities currently may be purchased or written through the facilities of certain national securities exchanges. In addition, each of such exchanges provides a secondary market for “closing” options positions.  It will be the policy of the Fund to write call options only if the Fund either: (i) owns and will hold over the term of the option the underlying securities against which the option is written (or securities convertible into the underlying securities without additional consideration); or (ii) owns or will hold a call on the same underlying security or securities.  When a put option is written by the Fund, the Fund will create and maintain a segregated account consisting of liquid assets equal to the option price.

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The primary risk to the Fund as the writer of a covered call option is that, unless a closing transaction is executed, the Fund must retain its underlying cover position even if price movement would otherwise have caused the Fund to dispose of that position and must forgo opportunities for gain in excess of the option premium that may result from favorable changes in the value of the underlying cover position.

The primary risk to the Fund as the writer of a put option is that, unless a closing transaction is executed, the Fund may be required to purchase the underlying security or securities at a price above the market price at the time of such purchase.  When a put option is collateralized through the maintenance of a segregated account, the contents of such account are not available to the Fund for the general pursuit of the Fund’s investment objectives.  The Fund will write put options only when it is believed that the acquisition of the underlying security or securities would be in accordance with the Fund’s investment objectives.

The Fund may enter into closing purchase transactions in the secondary markets in options maintained by the various exchanges.  In such a transaction, the Fund would buy an option similar to the one it had previously written.  The resulting transaction would have the effect of canceling the Fund’s preexisting obligation on the option written by it.  The Fund has no assurance, however, that a liquid secondary market will exist on any given day with respect to options on a particular security.  Therefore, there is no assurance that the Fund will be able to enter into a closing transaction at any particular time, which could lead to a loss by the Fund if it is unable to offset a certain position when it would be favorable to do so.

In executing any closing purchase transaction, the Fund will incur the expense of the premium (plus transaction costs) in order to effect the transaction.

The Fund may purchase put or call options to hedge against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices or fluctuations in exchange rates, as a substitute for buying or selling securities, to enhance the Fund’s return or as a cash flow management technique.

The primary risk in purchasing (as opposed to writing) an option is the potential loss of investment (i.e., the premium for the option) in a relatively short period of time if the underlying securities increase, in the case of a put, or decrease, in the case of a call, in value. In such instances, the option would not be exercised by the Fund and would become worthless at its expiration date.  If a secondary market for the option exists, the Fund may utilize closing sale transactions analogous to the closing purchase transactions described above with respect to the writing of options.

Investments in Foreign Securities

Investments in securities of foreign issuers may involve risks not typically associated with investments in securities of U.S. issuers.  The value of any foreign securities held, and of any related income received, will be affected by fluctuations in currency rates, exchange control regulations and, as with domestic multinational corporations, fluctuating interest rates.  Most foreign securities markets have substantially less trading volume and are generally not as highly regulated and supervised as U.S. securities markets.  Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies and are subject to different accounting, auditing, legal and financial reporting standards.  In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer.  Political and economic conditions such as (but not limited to) seizure or nationalization of assets, establishment of exchange controls, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments could adversely affect the economy of a particular country and, thus, the Fund’s investments in that country.  In the event of default on a foreign security, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of such obligation or it may not be able to enforce the obligation all.  Additionally, certain amounts of the Fund’s income may be subject to withholding taxes in the country in which it invests.  The Fund may not invest more than 5% of its net assets in securities of foreign issuers that are not publicly traded in the United States.  Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

High Yield, Lower Quality Securities

The Fund may invest up to 5% of its net assets in debt securities rated below investment grade by Moody’s or S&P, with no minimum rating required, and comparable unrated securities.  Such securities are generally referred to as “high-yield” or “junk” bonds and involve a high degree of risk.  An economic recession could disrupt the market for such securities and adversely affect their value and the ability of issuers to repay principal and pay interest thereon.

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While the market values of high-yield securities may tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporation developments and changes in economic conditions and, thus, will fluctuate over time.  In addition, high-yield securities generally present a higher degree of credit risk, which is the risk that the issuer may default on its obligation. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss due to default by such issuers is significantly greater because high-yield securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  The Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  The existence of limited markets for these securities may diminish the Fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value as well as impair the Fund’s ability to dispose of such securities.

The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate.  Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk of the securities.  Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund.

Restricted Securities

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.  To the extent that the Fund’s portfolio may include securities of limited marketability, the price obtainable for such securities could be affected adversely if the Fund were forced to sell under inexpedient circumstances, e.g., to satisfy sizable redemptions.  Furthermore, where the Fund has a substantial position in securities with limited trading markets, the activities of the Fund itself, as well as those of other investors, could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in a timely manner or at then current market prices.  “Limited marketability” may exist if the Fund has a substantial position in securities that trade in a limited market, or if the securities are “restricted,” and are therefore not readily marketable without registration under the Securities Act of 1933, as amended.  Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities, which might have an adverse effect upon the price and timing of sales of such securities and the ability of the Fund to meet redemption requests.  Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.  The Fund will not invest more than 15% of the value of its net assets in illiquid securities, such as “restricted securities” and securities that are not readily marketable, or other illiquid assets.

Repurchase Agreements

The Fund may enter into repurchase agreements for cash management purposes and, in the Adviser’s discretion, as a temporary and/or defensive strategy.  A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.  The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  The Fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement.  Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by the Fund.  Repurchase agreements could involve risks in the event of a default by or the insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

The Fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of the Adviser, are deemed creditworthy.  The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price.  The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and bears the risk of a decline in the value of the underlying security if the seller defaults under the repurchase obligation.  In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying securities.  To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.  Repurchase agreements with maturities of more than seven (7) days will be treated as illiquid securities by the Fund.

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Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, which involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings.  Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.”  The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date.  Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities.  Such transactions are advantageous only if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash.  Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund.  The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets.  The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitment of the Fund.

Portfolio Turnover

Flexibility of investment and emphasis on capital appreciation may involve a greater portfolio turnover rate than that of investment companies whose objective, for example, is production of income or maintenance of a balanced investment position.  The rate of portfolio turnover cannot be predicted with assurance and may vary from year to year.  See the table under “Financial Highlights” in the Prospectus for the Fund’s portfolio turnover rates for prior years.  Because the Adviser no longer pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain, the Fund’s portfolio turnover rate may increase moderately in the future.

Following are the portfolio turnover rates for the fiscal years indicated below:

Portfolio Turnover During Fiscal Year Ended August 31,
2017	2016
1%	6%

INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies that may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the Fund’s outstanding voting securities, which, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of: (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented, or (ii) more than 50% of the outstanding voting securities of the Fund.

The percentage limitations contained in the investment restrictions described above and the description of the Fund’s investment policies are all applied solely at the time of any proposed transaction on the basis of values or amounts determined at that time.  If a percentage restriction on investment or utilization of assets in a policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

1.
The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.
The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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4.
The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.
The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.
The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.
Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes.  The Fund is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act.  To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, including reverse repurchase agreements and other investments and trading practices that may be considered to be borrowing to the extent they are not fully collateralized.  Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to limits imposed by the 1940 Act and related interpretations, as in effect from time to time.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances.  Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements (an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates).  The SEC frequently treats repurchase agreements as loans.  While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially.  However, loans would be made only when the Adviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds.  The Fund would have to obtain exemptive relief from the SEC to make loans to other funds.  The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets.  The 1940 Act prohibits a fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose.  A fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  In addition, it is the current position of the SEC staff that purchasing securities on margin by a fund constitutes the issuance of a senior security by the Fund that is not permitted by the 1940 Act.  Accordingly, the Fund does not currently intend to purchase securities on margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase.  To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

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With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures).  However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry.  The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.  It is possible that interpretations of concentration could change in the future.

MANAGEMENT

Directors and Executive Officers

The business and affairs of the Fund are managed under the direction of the Board.  The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, distributor, custodian and transfer agent.  The Fund’s day-to-day portfolio management operations are delegated to the Adviser.

The principal occupations of the Directors and executive officers of the Fund for the past five years are listed below.  The address for each Director is c/o Barrett Asset Management, LLC, 90 Park Avenue, 34th Floor, New York 10016.

Name, Address and Birth Year	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past 5 Years
Non-Interested Directors:
Barry Handel, CPA Birth year: 1951	Director	Since 2005	Partner, Shalik, Morris & Company, LLC (accounting firm)	1	None
David H. Kochman(3)(5) Birth Year: 1959	Director Chairperson	Since 2011 Since 2017	Member, Harris Beach PLLC (law firm)	1	None
Rosalind A. Kochman(4)(5) Birth year: 1937	Director Chairperson	Since 1990 2005-2016	Retired	1	None
William Morris, Jr., CPA Birth year: 1948	Director	Since 2005	President/Owner, William Morris & Associates P.C. (accounting firm)	1	None

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Name, Address and Birth Year	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past 5 Years
Executive Officers:
Peter H. Shriver, CFA® Barrett Asset Management, LLC 90 Park Avenue New York, NY 10016 Birth year: 1952	President and Chief Executive Officer	Since 2006	CEO, Barrett Asset Management (since 2011); President of Barrett Asset Management (2011-2014)	N/A	N/A
E. Wells Beck, CFA® Barrett Asset Management, LLC 90 Park Avenue New York, NY 10016 Birth year: 1968	Vice President and Officer	Since 2010	Managing Director and Director of Research, Barrett Asset Management (since 2011)	N/A	N/A
Robert J. Milnamow Barrett Asset Management, LLC 90 Park Avenue New York, NY 10016 Birth year: 1950	Vice President and Chief Investment Officer	Since 2014	President and Chief Investment Officer of Barrett Asset Management (since 2011); Executive Vice President, Barrett Asset Management (2006-2014)	N/A	N/A
Madeleine Morreale Barrett Asset Management, LLC 90 Park Avenue New York, NY 10016 Birth year: 1956	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2011	Chief Compliance Officer, Barrett Asset Management (2011-Present)	N/A	N/A
John G. Youngman Barrett Asset Management, LLC 90 Park Avenue New York, NY 10016 Birth year: 1968	Chief Financial Officer and Treasurer	Since 2011	Managing Director, Barrett Asset Management (2011-Present)	N/A	N/A

(1)
Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) the time that Director resigns or his or her term as a Director is terminated in accordance with the Fund’s by-laws. Officers are elected annually by the Board.

(2)
A Fund Complex means two or more investment companies that (1) hold themselves out to investors as related companies for purposes of investment and investment services, or (2) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

(3)	Mr. Kochman is Ms. Kochman’s son.
(4)	Ms. Kochman is Mr. Kochman’s mother.
(5)	Ms. Kochman resigned as Chairman of the Fund effective December 31, 2016, and will continue to serve as a Director. Mr. Kochman was appointed Chairman of the Fund effective January 1, 2017.

As of December 31, 2016, none of the Directors who are not “interested persons,” as defined in the 1940 Act, of the Fund or the Adviser (“Independent Directors”) or their immediate family members owned beneficially or of record any securities in the Adviser or distributors of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund.

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The Board met four times during the Fund’s last fiscal year.

The Fund has an Audit Committee and a Nominating Committee.  All of the Directors of the Fund are members of the Audit Committee and the Nominating Committee.

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund.  The principal functions of the Audit Committee are to: (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as that term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm.  During the Fund’s most recent fiscal year, the Audit Committee met three times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board.  The Nominating Committee may consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors.  A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm.  The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.  The Nominating Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).  However, in evaluating a person as a potential nominee to serve as a Director, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•
whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•
the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee met once during the Fund’s most recent fiscal year.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Board possesses the requisite attributes and skills.  The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties support this conclusion.  In addition, the following specific experience, qualifications, attributes and/or skills apply to each Director.

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Each Director, with the exception of Mr. Kochman, who was added as a Director in 2011, has served as Board member of the Fund for at least 7 years.  Ms. Kochman has substantial experience in the practice of law and is a significant investor in the Fund.  Messrs. Handel and Morris have substantial experience advising clients on accounting and/or tax matters.  Mr. Kochman has substantial experience practicing law.

The Board’s Chair (“Chair”) and the chair of each committee of the Board is an Independent Director.  The Chair serves as a key point person for interaction between management and the Board. The Board and the independent members of the Board also regularly meet outside the presence of management and the independent members of the Board are advised by independent legal counsel.  The Board has determined that its leadership structure is appropriate in light of the Fund’s circumstances, including the Board’s small size and oversight of a single fund, and provides for the orderly and efficient flow of information among Board members and informed and independent exercise of its responsibilities.

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this general oversight responsibility, the Board receives reports and makes regular inquiry at its quarterly meetings and as needed regarding the nature and extent of significant fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including its portfolio managers and Chief Compliance Officer, who reports directly to the Board) and Barrett Asset Management, as the investment adviser of the Fund, to assist it in identifying and understanding the nature and extent of such risks and determining that such risks are being effectively managed by the implementation of appropriate policies, procedures and controls. In addition to reports and other information received from Fund management and Barrett Asset Management regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its quarterly meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, any issues regarding the policies, procedures and controls of the Fund. Because the Chair of the Board and the chair of each of the Board’s committees is an Independent Director, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure.

The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies they oversee within the same family of investment companies as of December 31, 2016.  Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves to investors as related companies for purposes of investment and investor services.

Name of Director	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Non-Interested Directors:
Barry Handel, CPA	C	C
David H. Kochman	E	E
Rosalind A. Kochman	E	E
William Morris, Jr., CPA	C	C

(1)	The dollar ranges are as follows:
A = None
B = $1–$10,000
C = $10,001–$50,000
D = $50,001–$100,000
E = Over $100,000

As of December 1, 2016, the Directors and officers of the Fund as a group owned directly and beneficially approximately 20% of the Fund’s outstanding shares.

As of December 1, 2016, to the knowledge of management, the following persons owned of record or beneficially 5% or more of the Fund’s outstanding shares:

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Name and Address	% Ownership	Type of Ownership
John B. Gaguine c/o Barrett Asset Management, LLC 90 Park Avenue New York, NY 10016	27.96%	Beneficial
Marvin C. Kochman c/o Barrett Asset Management, LLC 90 Park Avenue New York, NY 10016	23.44%	Beneficial

Directors are currently paid a retainer of $5,000 for each calendar year, and receive $1,500 for each in person meeting and $1,000 for each telephonic meeting attended.  The chairperson, Mr. Kochman, also receives an additional retainer of $1,000 for each calendar year.  Directors are also reimbursed for out-of-pocket expenses relating to attendance at such meetings.

The following table provides information concerning the compensation paid during the fiscal year ended August 31, 2017 to each of the Fund’s Directors.  The Fund does not provide any pension or retirement benefits to Directors or officers. In addition, the Fund paid no remuneration during the fiscal year ended August 31, 2017 to officers of the Fund.

Director	Aggregate Compensation from the Fund for Fiscal Year Ended August 31, 2017	Aggregate Compensation from the Fund for Fiscal Year Ended August 31, 2016	Number of Funds in Fund Complex Served by Director
Barry Handel, CPA	$10,000	$10,000	1
David H. Kochman	$10,750	$10,000	1
Rosalind A. Kochman	$10,250	$11,000	1
William Morris, Jr., CPA	$8,500	$10,000	1

Investment Adviser

The Fund retains Barrett Asset Management as its investment adviser. As of August 31, 2017, Barrett Asset Management managed approximately $1.71 billion of client assets.  Barrett Asset Management delivers services through separately managed portfolios for individuals and institutions and, in addition to serving as the Fund’s investment adviser, serves as the investment adviser of a proprietary mutual fund, the Barrett Growth Fund.  Barrett Asset Management has approximately 815 accounts, including families, individuals, foundations and other organizations and entities. Barrett Asset Management generally uses a team approach for security selection and decision making.

Under the Investment Advisory Agreement (“Advisory Agreement”) between the Adviser and the Fund, subject to the supervision and direction of the Fund’s Board, the Adviser manages the Fund’s portfolio in accordance with the Fund’s stated investment objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities.  Investment decisions for the Fund are made independently from those of other funds or accounts managed by Barrett Asset Management.  Such other funds or accounts may also invest in the same securities as the Fund.  If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made insofar as feasible for the respective funds and accounts in a manner deemed equitable to all.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

The Advisory Agreement has an initial term of one year and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and only if the terms and the renewal thereof have been approved by the vote of a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose.  The Fund may terminate the Advisory Agreement at any time, without the payment of a penalty, on thirty (30) days’ written notice to the Adviser of the Fund’s intention to do so, pursuant to action by the Board of the Fund or pursuant to a vote of a majority of the outstanding voting securities of the Fund.  The Adviser may terminate the Advisory Agreement at any time, without the payment of a penalty, on sixty (60) days’ written notice to the Fund of its intention to do so.  The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

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As compensation for services performed under the Advisory Agreement, the Fund pays Barrett Asset Management an advisory fee, which is calculated daily and payable monthly in arrears, according to the following schedule:

Fund’s Fee Rate Average Daily Net Assets	Annual Management Fee Rate
First $1 billion	0.700%
Next $1 billion	0.675%
Next $3 billion	0.650%
Next $5 billion	0.625%
Over $10 billion	0.600%

The table below sets forth the management fees accrued by the Fund under the Advisory Agreement, the amount of the advisory fees and Fund operating expenses waived or reimbursed by Barrett Asset Management and the total advisory fees paid by the Fund to Barrett Asset Management under the Advisory Agreement during the fiscal years ended August 31, 2017, 2016 and 2015:

Advisory Fee Paid During Fiscal Year Ended August 31,
2017	2016	2015
$423,988	$399,473	$448,715

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund, Barrett Asset Management and the Distributor (as defined below) have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund.  All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients.  All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the Fund, Barrett Asset Management and the Distributor are on file with the SEC.

Proxy Voting Policies and Procedures

The Board on behalf of the Fund has delegated to the Adviser the authority to vote proxies related to the portfolio securities held by the Fund.  In exercising its proxy voting authority, the Adviser will vote proxies in accordance with the Proxy Voting Policies and Procedures (“Policies”) it has adopted.

The Policies are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of clients for whom the Adviser has voting authority.  While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Adviser deems appropriate).

The Adviser has a proxy voting committee (the “Proxy Committee”) that is responsible for administering and overseeing the proxy voting process.  The Proxy Committee is headed by a chairman (the “Committee Chairman”) who is responsible for determining appropriate voting positions on each proxy and whether there are any material conflicts of interest.

The Adviser votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, Directors and employees of the Fund, the Adviser and the Proxy Committee will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders.  All conflicts are resolved in the interests of the Fund’s clients.  If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and the Adviser obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), the Adviser seeks voting instructions from an independent third party, e.g., Institutional Shareholder Services.

Issues to be considered when reviewing proxies for material conflicts include, but are not limited to, the following: (i) whether the Adviser (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the issuer or an employee group of the issuer or otherwise has an interest in the issuer; (ii) whether the Adviser, or an officer or director of the Adviser — those responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an issuer, executive, director or person who is a candidate for director of the issuer or is a participant in a proxy contest; and (iii) whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

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In the absence of a conflict of interest, the Chairman of the Proxy Committee determines votes on a case-by-case basis taking into account the voting guidelines contained in the Proxy Voting Guidelines, as described below.  For avoidance of doubt, depending on the best interest of each individual client, the Adviser may vote the same proxy differently for different clients.  A record of the Committee Chairman’s decision, including its basis, is maintained by the Proxy Coordinator.

Barrett Asset Management’s Proxy Voting Guidelines

Barrett Asset Management has adopted general proxy voting guidelines, which are summarized below.  These guidelines are not an exhaustive list of all the issues that may arise and the Adviser cannot anticipate all future situations.  In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of Directors

The Adviser votes proxies for the election of a company’s nominees for directors and for board-approved proposals on other matters relating to the Board with the following exceptions: (i) votes are withheld for the entire Board if the Board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors (although, for mutual fund companies, where there is generally not a compensation committee, votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating and audit committees composed solely of independent directors); (ii) votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director; and (iii) votes are cast on a case-by-case basis in contested elections of directors.

Executive Compensation

The Adviser generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows: (i) where the Adviser is otherwise withholding votes for the entire Board, the Adviser votes for stock option plans that will result in a minimal annual dilution; (ii) the Adviser votes against stock option plans or proposals that permit replacing or repricing of underwater options; (iii) the Adviser votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price; and (iv) except where the Adviser is otherwise withholding votes for the entire Board, the Adviser votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters Relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, the Adviser votes on a case-by-case basis on Board-approved proposals involving changes to a company’s capitalization except where the Adviser is otherwise withholding votes for the entire Board.  In general, (i) the Adviser votes for proposals relating to the authorization of additional common stock; (ii) the Adviser votes for proposals to effect stock splits (excluding reverse stock splits); and (iii) the Adviser votes for proposals authorizing share repurchase programs.

Acquisitions, Mergers, Reorganizations and Other Transactions

The Adviser votes these issues on a case-by-case basis on board-approved transactions.

Matters Relating to Anti-Takeover Measures

The Adviser votes against board-approved proposals to adopt anti-takeover measures except as follows: (i) the Adviser votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans and (ii) the Adviser votes on a case-by-case basis on proposals to adopt fair price provisions.

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Other Business Matters

The Adviser votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.  The Adviser votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.  The Adviser votes against authorization to transact other unidentified, substantive business at the meeting.

Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  The Adviser votes in accordance with the recommendation of the company’s Board on all shareholder proposals, except as follows: (i) the Adviser votes for shareholder proposals to require shareholder approval of shareholder rights plans (ii) the Adviser votes for shareholder proposals that are consistent with the Adviser’s proxy voting guidelines for board-approved proposals and (iii) the Adviser votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire Board.

Voting Shares of Investment Companies

The Adviser may utilize shares of open- or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed above are voted in accordance with those guidelines.  The Adviser votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the Fund, changes in fundamental investment restrictions and the role the Fund plays in the clients’ portfolios.  The Adviser votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Where there may be a potential conflict of interest if the Adviser is receiving investment advisory fees from an investment company, the Adviser generally votes in support of decisions reached by the majority of Independent Directors.

Voting Shares of Foreign Issuers

In the event the Adviser is required to vote on proxies relating to securities issued by foreign issuers, i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the Nasdaq stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.  In general, Barrett Asset Management votes (i) for shareholder proposals calling for a majority of the directors to be independent of management, (ii) for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees and (iii) for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Barrett Asset Management votes on a case-by-case basis on proposals relating to (i) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights and (ii) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Shareholders may view a summary of the Policies free of charge online at www.barrettasset.com.  Alternatively, shareholders may request copies of the Policies free of charge by sending a written request to: 90 Park Avenue, New York, New York 10016. Information regarding how the Fund voted proxies (if any) relating to Fund securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Fund’s website at www.barrettasset.com and (3) on the SEC’s website at http://www.sec.gov.

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Distributor

The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous.  The Distributor, U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, fund accountant and transfer agent, and U.S. Bank, N.A., the Fund’s custodian, are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement has an initial term of one year and will continue in effect only if its continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, or by the Distributor on 60 days’ written notice.  The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts.  The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

Pursuant to an administration agreement between the Fund and USBFS, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, USBFS acts as the Fund’s administrator (the “Administrator”).  The Administrator provides certain administrative services to the Fund, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

For the fiscal years indicated below, the Fund paid the following fees to the Administrator:

Administration Fees Paid During Fiscal Year Ended August 31,
2017	2016	2015
$49,800	$44,081	$51,464

U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of the Fund’s cash and securities.  For its custodial services to the Fund, U.S. Bank, N.A. receives monthly fees based upon the Fund’s month-end, aggregate net asset value, plus certain charges for securities transactions.

USBFS also serves as the Fund’s transfer agent and dividend disbursing agent (the “Transfer Agent”).  The Transfer Agent processes requests for the purchase or redemption of the Fund’s shares, sends statements of ownership to shareholders, and performs other administrative duties on behalf of the Fund.  The Transfer Agent does not play any role in establishing the investment policies of the Fund or in determining which securities are to be purchased or sold by the Fund.  All fees and expenses of the Transfer Agent are paid by the Fund. For its services as Transfer Agent and dividend disbursing agent, the Transfer Agent receives fees from the Fund based upon the number of shareholder accounts maintained and the number of transactions effected.  The Transfer Agent is also reimbursed by the Fund for out-of-pocket expenses.

Subject to approval by the Board, in certain instances where there is an omnibus account that represents numerous beneficial owners, the Fund may pay a fee to the omnibus account holder for transfer agency services.  The amount the Fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the Fund would have paid to the Transfer Agent had the beneficial owners been direct shareholders in the Fund.

USBFS also serves as the Fund’s fund accountant (the “Fund Accountant”).  The Fund Accountant maintains the financial accounts and records of the Fund and provides other accounting services to the Fund, including calculation of the net asset value per share for each share class of the Fund.  For its services as Fund Accountant, the Fund Accountant receives monthly fees based upon the Fund’s month-end, aggregate net asset value plus certain charges for pricing the Fund’s portfolio holdings pursuant to its calculation of the per share net asset value for each share class of the Fund.

U.S. Bank, N.A., USBFS and the Distributor are affiliated entities.

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PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following table shows information regarding other accounts managed by each portfolio manager of the Fund, as of August 31, 2017.  The portfolio managers manage no accounts with respect to which the advisory fee is based on the performance of the account.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

E. Wells Beck
Other Registered Investment Companies	1	$222,259,539	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	103	$205,815,687	0	$0

Robert J. Milnamow
Other Registered Investment Companies	1	$22,259,539	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	76	$164,292,870	0	$0

John G. Youngman
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	111	$183,212,625	0	$0

Portfolio Manager Compensation

Barrett Asset Management compensates Mr. Milnamow, Mr. Beck and Mr. Youngman as partners of Barrett Asset Management, with a draw and a bonus.  The bonus is determined at year-end by the compensation committee, which takes into consideration first and foremost the overall performance of the firm and then the individual contribution of each portfolio manager.  In determining a portfolio manager’s bonus, the compensation committee considers the following criteria with respect to the portfolio manager: assets under management, growth in assets, investment performance (including mutual fund results), research effort and general contribution to the firm.  Barrett Asset Management uses a team-oriented approach to foster a spirit of cooperation and collegiality throughout the professional ranks of the firm so that overall performance of the firm is a reflection of a combined initiative and enterprise.

Material Conflicts Arising from Other Accounts Managed by Portfolio Managers

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  A portfolio manager may execute transactions for a fund or account that may adversely impact the value of securities held by another fund or account.  Securities selected for funds or accounts may outperform the securities selected for other funds or accounts.

When an investment is appropriate or suitable for more than one fund or account, the following considerations apply:

•	The investment opportunity is allocated among mutual funds and individual client accounts on a pro rata basis according to their asset size.
•	An investment opportunity will generally not be placed in a fund or account if not in round lot shares of at least 100.
•	The investment opportunity will be spread over Barrett Asset Management’s accounts and funds base to the fullest extent possible, within standards of appropriateness and suitability.
•	Initial public offerings receive the same considerations as any other investment opportunity, subject to certain investment limitations of some funds and client accounts.
•	Investment opportunities limited in amount are not allocated to Barrett Asset Management’s proprietary accounts, employees or affiliated persons’ accounts.
•	Barrett Asset Management may not allocate any initial public offerings to any accounts in which a restricted person has a beneficial interest, subject to certain exemptions.

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The portfolio managers’ management of their personal accounts may give rise to potential conflicts of interest.  The Fund and Barrett Asset Management have adopted codes of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

Portfolio Manager Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned of the Fund by each portfolio manager of the Fund, as of August 31, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
E. Wells Beck	None
Robert J. Milnamow	None
John G. Youngman	None

PORTFOLIO TRANSACTIONS

The Fund’s general policy in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Adviser’s arrangements related thereto (as described below), overall performance, the dealer’s risk in positioning the securities involved and the broker’s commissions and dealer’s spread or mark-up.  While the Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

Notwithstanding the preceding paragraph, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may select brokers who charge a commission in excess of that charged by other brokers, if the Adviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Adviser by such brokers.  Research services generally consist of research or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions.  The Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Adviser in exchange for a certain volume of brokerage transactions to be executed by such broker.  While the payment of higher commissions increases the Fund’s costs, the Adviser does not believe that the research significantly reduces its expenses as the Fund’s investment adviser.

Research services furnished to the Adviser by brokers who effect securities transactions for the Fund may be used by the Adviser in providing investment advice to the other investment companies and accounts which it advises.  Similarly, research services furnished to the Adviser by brokers who effect securities transactions for other investment companies and accounts which the Adviser advises may be used by the Adviser in servicing the Fund.  Not all of these research services are used by the Adviser in managing any particular account, including the Fund.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

The following table shows the aggregate amount of brokerage commissions paid by the Fund for the fiscal years shown below:

Brokerage Commissions Paid During Fiscal Year Ended August 31,
2017	2016	2015
$4,605	$4,167	$8,907

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year.  The Fund did not acquire securities of its regular brokers or dealers or their parents during fiscal year 2017.

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.  The Fund did not pay commissions for research services for the fiscal year ended August 31, 2017.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities.  The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders.  As a consequence, any conflicts of interest between the interests of the Fund’s shareholders and those of the Adviser, the Distributor or their affiliates, third party service providers and rating and ranking organizations, in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of the Fund’s shareholders first.

The policy provides that information regarding the Fund’s portfolio holdings may be shared with the Adviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel).

Under the policy, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors and third parties that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously.  Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy also permits the release of limited portfolio holdings information to investors, potential investors and third parties that are not fund-affiliated personnel in other circumstances, including:

1.	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.
A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.
The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.
A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

7.
The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information.  The Fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information.  Neither the Fund nor any affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Board.

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The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.  Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with legal counsel, as necessary. Exceptions from the policy are reported annually to the Board.

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information.  The policy may not be effective to limit access to portfolio holdings information in all circumstances, however.  For example, the Adviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund.  Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the Fund from the portfolio holdings in the investor’s account.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange (the “NYSE”) is closed.  The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.  However, the NYSE may modify its holiday schedule at any time.  Please see the prospectus for a description of the procedures used by the Fund in valuing its assets.  If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day.  If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

PURCHASE OF SHARES

General

Investors may purchase shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund (each called a “Service Agent”), or directly from the Fund. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares.  Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums, please see the Fund’s Prospectus.

The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Share certificates for the Fund will no longer be issued.  If you currently hold share certificates of the Fund, such certificates will continue to be honored.

Purchase orders received by the Fund or a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”).  Orders received in proper form by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is transmitted by the Service Agent to the Transfer Agent in accordance with their agreed-upon procedures.  In all other cases, payment must be made with the purchase order.

Automatic Investment Plan.  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Automatic Investment Plan.  Under the Automatic Investment Plan, a distributor or the Transfer Agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly or annual basis, to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account.  A shareholder who has insufficient funds to complete the transfer may be charged a fee of up to $25 by a distributor or the Transfer Agent.  Additional information is available from the Fund or a Service Agent.

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REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request.  Any signature appearing on a share certificate, stock power or written redemption request where the proceeds are not going to an address or bank not currently on file must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange.  Redemption requests of $50,000 or less do not require a signature guarantee.  Redemption proceeds will be mailed to an investor’s address of record.  The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians.  A redemption request will not be deemed properly received until the Service Agent or the Transfer Agent receives all required documents in proper form.

The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances.  Redemption proceeds for shares recently purchased by check or electronic funds transfer through the ACH network, will be remitted upon clearance of the purchase amount, which may take up to ten (10) days.  Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order.  The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

If you hold share certificates, it will take longer to redeem shares.

Additional Information Regarding Telephone Redemption Program

Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine.  The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded).  The Fund reserves the right to suspend, modify or discontinue the telephone redemption program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus.  To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it.  Withdrawal payments should not be considered as income from investment in the Fund.  Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members.  For additional information, shareholders should contact their Service Agent.

Redemptions in Kind

If the Board shall determine that it is in the best interests of the shareholders of the Fund, the Fund may pay the redemption price, in whole or in part, by a distribution in-kind from the portfolio of the Fund, in lieu of cash, taking such securities at their values employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable.  However, the Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the Fund.  In addition, the Fund has adopted procedures regarding redemptions in-kind made by a shareholder who is an “affiliated person” of the Fund, as that term is defined in the 1940 Act.  Pursuant to these procedures, a redemption request by an affiliated shareholder that is satisfied in whole or in part by an in-kind distribution will be effected on a pro rata basis based on the Fund’s then current net assets.  The procedures apply to redemption requests made by an affiliated shareholder, during any period of 90 days, in excess of $2,000,000.  The Fund may also apply these procedures to redemption requests under $2,000,000; however, the Fund does not intend to make a practice of redeeming shares in kind with respect to redemption requests under $2,000,000.  A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.  In addition, sales of in-kind securities may generate taxable gains.

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FEDERAL INCOME TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders.  This summary does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the federal, state and local tax consequences to them of an investment in the Fund.

Taxation of the Fund

The Fund has qualified for the fiscal year ended August 31, 2017 and intends to continue to qualify as a regulated investment company (“RIC”) under subchapter M of the Code.  As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of net realized long-term capital gain over net realized short-term capital loss), if any, that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year.  All investment company taxable income and net capital gain distributed by the Fund will be reinvested automatically in additional shares of the Fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.  The Fund intends to comply with the 90% distribution requirement described above in order to avoid being subject to federal income tax on its investment company taxable income and net capital gain that it distributes to its shareholders.

Qualification as a RIC requires, among other things, that the Fund: (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”); and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any (I) one issuer (other than U.S. Government securities or the securities of other RICs), (II) two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or (III) one or more Qualified Publicly Traded Partnerships.

If in any year the Fund should fail to qualify for tax treatment as a RIC, and is unable to obtain relief from such failure, the Fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions generally would be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividend income” (as discussed below) in the case of individual shareholders.

The Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b).  For this purpose, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account for the portion of the calendar year after October 31 are treated as arising on January 1 of the following calendar year.  In addition, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end.  To the extent possible, the Fund intends to make sufficient distributions as are necessary to avoid the imposition of this excise tax.

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The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales.  Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of the Fund’s losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax.  The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund.  Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.  Dividends paid by PFICs will not be treated as qualified dividend income.

Tax Status of the Fund’s Investments

Investments by the Fund in zero coupon or other discount securities will generally result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments.  This income is included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.  Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Gain or loss on the sale or other disposition of Fund investments will generally be long-term capital gain or loss if the Fund has held the security for more than one year. Gain or loss on the sale of a security held for one year or less will generally be short-term capital gain or loss.  If the Fund acquires a debt security at a discount, any gain upon the sale or redemption of the security, to the extent it reflects accrued market discount not previously included in income, may be taxed as ordinary income, rather than capital gain.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign countries may impose withholding and other taxes on dividends and interest paid to the Fund with respect to investments in foreign securities.  However, certain foreign countries have entered into tax treaties with the U.S. to reduce or eliminate such taxes.  Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Taxation of Shareholders

Distributions of investment company taxable income paid out of the Fund’s current or accumulated earnings and profits (“income dividends”) will, except in the case of dividends attributable to qualified dividend income, discussed below, be taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or reinvested in additional shares.  Distributions of income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the shareholder.  Qualified dividend income generally includes dividends received from domestic corporations and dividends received from foreign corporations that meet certain specified criteria.  The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning on the date which is 90 days before such date); (2) to the extent that the recipient is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

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In addition, income dividends received by corporate shareholders will be eligible for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that has been held by the Fund for fewer than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning on the date which is 90 days before such date); (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed.  Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.  The amount of any dividends eligible for the corporate dividends received deduction or derived from qualified dividend income, if any, will be reported by the Fund in a written notice within 60 days of the close of the Fund’s taxable year.

Distributions of net capital gain that are properly reported by the Fund (“capital gain dividends”) will be taxable to shareholders as long-term capital gain regardless of the length of time the investor has held shares in the Fund, and such distributions will not be eligible for the dividends received deduction. In the case of non-corporate shareholders, capital gain dividends are currently taxed at a maximum rate of 20%.  With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain.  Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice reporting the amounts of any income dividends or capital gain dividends.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares.  Any excess will be treated as gain from the sale of his or her shares, as discussed below.

Generally, shareholders will be taxed on dividends or distributions in the year of receipt.  However, if the Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is paid during the following January, it will be treated as paid by the Fund and will be taxable to shareholders in the year the dividend is declared.

The redemption of shares of the Fund is a taxable event and may result in a gain or loss.  Gain or loss, if any, recognized on the redemption or other disposition of Fund shares will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than 12 months.  The maximum tax rate on long-term capital gains of individuals is currently 20%.  If a shareholder redeems or otherwise disposes of shares of the Fund before holding them for more than six months, any loss on the redemption or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.  A loss realized on a redemption or other disposition of shares may be disallowed if replacement shares are acquired (including through reinvestment of dividends) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such case, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold federal income tax (“backup withholding”) from dividends and redemption proceeds paid to shareholders.  This tax may be withheld from dividends if: (i) the payee fails to furnish the Fund with the payee’s correct taxpayer identification number (e.g., an individual’s social security number); (ii) the Internal Revenue Service (“IRS”) notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.  Redemption proceeds may be subject to withholding under the circumstances described in (i) above.  In the case of foreign shareholders, this tax may be withheld if the foreign shareholder does not certify his foreign status under penalties of perjury.  Backup withholding is not an additional tax, and any amount withheld may be credited against the shareholder’s federal income tax liability.

Income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% United States withholding tax, unless (i) a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or (ii) the dividends are effectively connected with the shareholder’s conduct of a United States trade or business and the shareholder complies with the applicable certification requirements.  This withholding tax will not apply, however, to the extent that the dividends are paid out of “portfolio interest” income or short-term capital gains that would not have been subject to such withholding tax had they been received directly by a foreign person, provided the Fund properly reports such dividends as exempt from withholding tax.   Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

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Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”), the relevant withholding agent may be required to withhold 30% of any dividends and the proceeds of a sale of shares occurring after December 31, 2018, in each case if paid to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements.  These requirements are different from, and in addition to, the foreign status certification requirements described above.  In addition, an intergovernmental agreement between the United States and an applicable foreign country may modify these requirements.

The foregoing is intended to be general information to shareholders and potential investors in the Fund and does not constitute tax advice.  Shareholders and potential investors are urged to consult their own tax advisers regarding federal, state, local and, if applicable, foreign tax consequences of an investment in the Fund.

DIVIDENDS AND DISTRIBUTIONS

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six (6) months, the Fund reserves the right to reinvest the dividends and/or distribution in a shareholder’s account at the then-current net asset value and to convert the shareholder’s election to automatic reinvestment in shares of the Fund from which the distributions were made.  Dividends and capital gain distributions are reinvested automatically in additional shares of the Fund at the net asset value next determined after the record date and such shares are automatically credited to a shareholder’s account, unless the Transfer Agent or the Fund is informed by notice that a shareholder wishes to receive such dividends or distributions in cash.  The shareholder may change such distribution option at any time by notification to the Transfer Agent prior to the record date of any such dividend or distribution.  See “Buying Shares” in the Prospectus.

COST BASIS REPORTING

The Fund is required to report to the IRS the cost basis of shares acquired by certain shareholders on or after January 1, 2012 (“covered shares”) when the shareholder sells or redeems such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other governmental bodies.  Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares.  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy and reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital and other corporate actions.  Cost basis is used to determine whether the sale or redemption of a share results in a capital gain or loss.  If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

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If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund’s printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household.  This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report.  In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single Prospectus annually.  Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the Transfer Agent.  Annual reports include audited financial statements.  Shareholders will receive a Statement of Account following each share transaction.  Shareholders can write or call the Fund at the address and telephone numbers on the first page of this SAI with any question relating to their investment in Fund shares.

CAPITAL STOCK

The authorized capital stock of the Fund consists of 15,000,000 shares having a par value of $0.01 per share.  All shares are of the same class, with like rights and privileges.  Each share is entitled to one vote and participates equally in fund dividends and distributions and in its net assets on liquidation.  Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder.  Except as required under the 1940 Act, there will not be a regularly scheduled annual meeting of shareholders.  The shares are fully paid and non-assessable when issued and have no preference, pre-emptive, conversion or exchange rights.  There are no options or other special rights outstanding relating to any such shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm to the Fund.

COUNSEL

Simpson Thacher & Bartlett LLP serves as Fund counsel and is located at 425 Lexington Avenue, New York, New York 10017.

Stradley Ronon Stevens & Young, LLP serves as counsel to the Independent Directors and is located at 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201, has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the Fund’s Prospectus.

FINANCIAL STATEMENTS

The audited financial statements of the Fund (Statement of Assets and Liabilities as of August 31, 2017, including the Schedule of Investments, Statement of Operations for the year ended August 31, 2017, Statements of Changes in Net Assets for each of the two years in the period ended August 31, 2017, Financial Highlights for each of the five years in the period ended August 31, 2017, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund) are incorporated by reference into this SAI.

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PART C
OTHER INFORMATION

BARRETT OPPORTUNITY FUND

Item 28.  Exhibits.

(a)		Articles of Incorporation.
	(1)	Articles of Incorporation of Registrant (filed as Exhibit 1 to the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
(2)
Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(a) to Amendment No. 1 to the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

	(3)	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(b) to Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).
(4)
Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(5)
Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(e) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(6)
Amendment to Articles of Incorporation of Registrant (filed as Exhibit a(6) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

(b)		Amended and Restated By-Laws.
(1)
By-Laws of Registrant, as amended, December 16, 1988 (filed as Exhibit (2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)
Amendment to By-Laws dated October 29, 2003 (filed as Exhibit b(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(c)		Instruments Defining Rights of Security Holders – None.
(d)
Investment Advisory Agreement dated April 29, 2011 (filed as Exhibit d(2) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(e)
Distribution Agreement dated April 26, 2011 (filed as Exhibit d(2) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(f)		Bonus or Profit Sharing Contracts – None.
(g)
Custody Agreement dated April 29, 2011 (filed as Exhibit d(2) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(h)		Other Material Contracts.
(1)
Fund Administration Agreement dated April 29, 2011 (filed as Exhibit d(2) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)
Transfer Agent Servicing Agreement dated April 29, 2011 (filed as Exhibit d(2) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(3)
Fund Accounting Servicing Agreement dated April 29, 2011 (filed as Exhibit d(2) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(i)		Legal Opinions.
(1)
Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

(j)		Other Opinions.
	(1)	Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)		Omitted Financial Statements – None.
(l)		Agreement Relating to Initial Capital.
(1)
Subscription Agreement between Registrant and Irving Brilliant (filed as Exhibit 13(a) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)
Subscription Agreement between Registrant and William H. David, dated February 8, 1979 (filed as Exhibit 13(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(m)		Rule 12b-1 Plan – None.
(n)		Rule 18f-3 Plan – None.
(o)		Reserved.
(p)		Code of Ethics.
	(1)	Code of Ethics of Barrett Asset Management, Inc. — Filed Herewith.
(2)
Code of Ethics of Barrett Opportunity Fund, Inc. (filed as Exhibit p(2) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

(q)		Power of Attorney (filed as Exhibit q to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-02884) and incorporated herein by reference).

Item 29.  Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

Reference is made to Article VIII of Registrant’s Articles of Incorporation and Article V of Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

2

The Registrant is named on a Mutual Fund Professional Liability Insurance Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant.

Item 31.  Business and Other Connections of Investment Adviser

Barrett Asset Management, LLC (the “Adviser”) serves as the investment adviser for the Barrett Growth Fund (the “Fund”).  The principal business address of the Adviser is 90 Park Avenue, New York, NY 10016.  With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), and dated May 26, 2017.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	LoCorr Investment Trust
Advisors Series Trust	Lord Asset Management Trust
Aegis Funds	MainGate Trust
Allied Asset Advisors Funds	Managed Portfolio Series
Alpha Architect ETF Trust	Manager Directed Portfolios
Alpine Equity Trust	Matrix Advisors Fund Trust
Alpine Income Trust	Matrix Advisors Value Fund, Inc.
Alpine Series Trust	Merger Fund
Amplify ETF Trust	Monetta Trust
Angel Oak Funds Trust	Nicholas Equity Income Fund, Inc.
Barrett Opportunity Fund, Inc.	Nicholas Family of Funds, Inc.
Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Rainier Investment Management Mutual Funds
Evermore Funds Trust	RBB Fund, Inc.
First American Funds, Inc.	RBC Funds Trust
FundX Investment Trust	Series Portfolio Trust
Glenmede Fund, Inc.	Sims Total Return Fund, Inc.
Glenmede Portfolios	Stone Ridge Trust
GoodHaven Funds Trust	Stone Ridge Trust II
Greenspring Fund, Inc.	Stone Ridge Trust III
Guinness Atkinson Funds	Stone Ridge Trust V
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.

3

Hennessy Funds Trust	TrimTabs ETF Trust
Horizon Funds	Trust for Professional Managers
Hotchkis & Wiley Funds	Trust for Advised Portfolios
Intrepid Capital Management Funds Trust	USA Mutuals
IronBridge Funds, Inc.	Wall Street EWM Funds Trust
Jacob Funds, Inc.	Westchester Capital Funds
Jensen Portfolio, Inc.	Wisconsin Capital Funds, Inc.
Kirr Marbach Partners Funds, Inc.	YCG Funds
LKCM Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None

(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

 (c) Not Applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Barrett Asset Management, LLC 90 Park Avenue New York, NY 10016
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, WI 53202

4

Item 34.  Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.  Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 53 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of December, 2017.

BARRETT OPPORTUNITY FUND, INC. (Registrant)

By:  /s/ Peter H. Shriver
Peter H. Shriver
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 53 to its Registration Statement has been signed below on December 15, 2017, by the following persons in the capacities indicated.

Signature	Title
/s/ Peter H. Shriver Peter H. Shriver	President and Chief Executive Officer
/s/ John G. Youngman John G. Youngman	Chief Financial Officer and Treasurer
/s/ Barry Handel* Barry Handel	Director
/s/ William J. Morris, Jr.* William J. Morris, Jr.	Director
/s/ Rosalind A. Kochman* Rosalind A. Kochman	Director
/s/ David H. Kochman* David H. Kochman	Director

* By:  /s/ Peter H. Shriver
Peter H. Shriver
* Attorney-in-Fact pursuant to Power of Attorney
previously filed with Registrant’s Post-Effective
Amendment No. 51 to its Registration Statement on
Form N-1A with the SEC on December 15, 2016,
and is incorporated by reference.

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EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX-99.j.1
Code of Ethics of Barrett Asset Management, Inc.	EX-99.p.1